GUARANTY

     THIS  GUARANTY  (the  "Guaranty"),  dated as of December  14,  1999,  is by
FRANCHISE FINANCE CORPORATION OF AMERICA, having an office at 17207 North Perimeter Drive, Scottsdale, Arizona 85255-5402 ("FFCA"), in favor of WASHINGTON MUTUAL BANK, FA, having an office at 1201 Third Avenue, Seattle, Washington 98101 (the "Purchaser").

                                    RECITALS

     WHEREAS, FFCA Acquisition Corporation, an Affiliate of FFCA, originates, and in the future other Affiliates of FFCA will originate, fixed and adjustable rate commercial loans secured by various types of commercial properties, equipment and other assets;

     WHEREAS, FFCA has requested the Purchaser to execute and deliver a Master Loan Purchase Agreement dated of even date herewith, together with the Pricing Letter dated of even date herewith, between the Seller and the Purchaser (collectively, as the same may be amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") pursuant to which the Purchaser will purchase from such Affiliates, and such Affiliates will sell to the Purchaser, certain fixed and adjustable rate commercial loans originated by such Affiliates on the terms and conditions set forth therein;

     WHEREAS,  FFCA will derive substantial  benefit and other good and valuable
consideration   from  execution,   delivery  and  performance  of  the  Purchase
Agreement; and

     WHEREAS, the Purchaser requires FFCA to execute and deliver this Guaranty concurrently with the Purchaser's execution and delivery of the Purchase Agreement;

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FFCA agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 DEFINITIONS. All capitalized terms used in this Guaranty but not defined herein shall have the meanings given such terms in the Purchase Agreement. The term "the Seller" means (i) FFCA Acquisition Corporation, (ii) any nonqualified real estate investment trust subsidiary of FFCA to which FFCA

Acquisition Corporation assigns its rights and obligations under the Purchase Agreement pursuant to Section 6.02 thereof, and (iii) each Person that succeeds, by assignment (including assignment by operation of law), delegation or otherwise, to any of the rights or duties of "the Seller" under the Purchase Agreement.

                                   ARTICLE II

                                    GUARANTY

     Section 2.01 GUARANTY. FFCA unconditionally, absolutely and irrevocably guarantees the full and timely payment and performance of all of the Seller's obligations under the Purchase Agreement. This obligation of FFCA is primary, joint and several and independent of the obligations of the Seller under the Purchase Agreement (and the obligation of any other guarantor of the obligations of the Seller), and, subject to Section 4.06 hereof, a separate action or actions may be brought and executed against FFCA (or any other such guarantor), whether or not an action is brought against the Seller or any other such guarantor and whether or not the Seller or any other such guarantor is joined in such action or actions.

     Section 2.02 ABSOLUTE AND UNCONDITIONAL. This Guaranty is an absolute and unconditional guaranty of payment and performance and not of collection, and FFCA unconditionally (a) waives any requirement that the Purchaser first make demand upon, or seek to enforce or exhaust remedies against, the Seller or any other person or entity (including any other guarantor) or any of the collateral or property of the Seller or such other person or entity before demanding payment or performance from, or seeking to enforce this Guaranty against, FFCA;
(b) waives and agrees not to assert any and all rights, benefits and defenses that might otherwise be available under the provisions of applicable law, rules and regulations of government and that might operate, contrary to FFCA's promises in this Guaranty, to limit FFCA's liability under, or the enforcement of, this Guaranty; (c) covenants that this Guaranty will not be discharged until all of the Seller's obligations under the Purchase Agreement are fully satisfied; (d) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of any term of the Purchase Agreement, or any limitation on the method or terms of payment or performance thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (e) waives notice of acceptance of this Guaranty, and notice of presentment and protest.

     Section 2.03 SUBSEQUENT EVENTS. This Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by FFCA under this Guaranty shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to the Purchase Agreement, all without notice to, or the further consent of, FFCA:

          (a) the waiver by the Purchaser of the observance or performance by the Seller, or FFCA, or both, of any of the obligations, undertakings, conditions or other provisions contained in the Purchase Agreement, except to the extent of such waiver;

          (b) the extension, in whole or in part, of the time for payment of any amount or performance of any act due from the Seller under the Purchase Agreement;

          (c) the modification or amendment (whether material or otherwise) of any of the obligations of the Seller under, or any other provisions of, the Purchase Agreement, except to the extent of such modification or amendment;

          (d) the taking or the omission of any of the actions referred to in the Purchase Agreement (including, without limitation, the giving of any consent referred to therein);

          (e) any failure, omission, delay or lack on the part of the Purchaser to enforce, assert or exercise any provision of the Purchase Agreement, including any right, power or remedy conferred on the Purchaser in the Purchase Agreement or any action on the part of the Purchaser granting indulgence or extension in any form;

          (f) the assignment to or assumption by any Person of any or all of the rights or obligations of the Seller under the Purchase Agreement, including but not limited to the assignment of the Purchase Agreement by FFCA Acquisition Corporation to one or more nonqualified real estate investment trust subsidiaries of FFCA contemplated by the defined term "Effective Date" in
Section 1.01 of the Purchase Agreement;

          (g) the release or discharge of the Seller from the performance or observance of any obligation, undertaking or condition to be performed by the Seller under the Purchase Agreement by operation of law, including any rejection or disaffirmance of the Purchase Agreement in any bankruptcy or similar proceedings;

          (h) the receipt and acceptance by the Purchaser or any other person or entity of notes, checks or other instruments for the payment of money, and extensions and renewals thereof;

          (i) any action, inaction or election of remedies by the Purchaser which results in any impairment or destruction of any subrogation rights of FFCA, or any rights of FFCA to proceed against any other person or entity for reimbursement;

          (j) any setoff, defense, counterclaim, abatement, recoupment, reduction, change in law or any other event or circumstance that could not be asserted by the Seller under the Purchase Agreement, which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of any jurisdiction; or

          (k) the termination or renewal of the Seller's obligations under the Purchase Agreement or any other provision thereof.

     Section 2.04 DURATION. This Guaranty shall commence on the date hereof and shall continue in full force and effect until all of the Seller's obligations under the Purchase Agreement are duly, finally and permanently paid, performed and discharged. The obligations shall not be considered fully paid, performed and discharged unless and until all payments by the Seller to the Purchaser are no longer subject to any right on the part of any person whomsoever, including but not limited to the Seller, the Seller as a debtor-in-possession and any trustee in bankruptcy, to disgorge such payments or seek to recoup the amount of such payments or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Bankruptcy Code, 11 U.S.C. Sec. 101 ET SEQ., as amended. In the event that any such payment by the Seller to the Purchaser is disgorged after the making thereof, in whole or in part, or settled without litigation, to the extent of such disgorgement or settlement FFCA shall be liable for the full amount the Purchaser is required to repay plus interest, late charges, attorney's fees and any and all expenses paid or incurred by the Purchaser in connection therewith.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01 REPRESENTATIONS AND WARRANTIES OF FFCA. FFCA represents and warrants to the Purchaser as of the date of this Guaranty:

          (a) FFCA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and FFCA has full power, authority and legal right to execute and deliver this Guaranty and to perform its obligations under this Guaranty.

          (b) The execution and delivery by FFCA of this Guaranty and the performance by FFCA of its obligations under this Guaranty have been duly and validly authorized and will not violate its organizational documents, any provision of any law or regulation governing FFCA, or any order, writ, judgment or decree of any arbitrator, court or other governmental authority applicable to it or any of its assets; nor will execution, delivery or performance of this Guaranty by FFCA require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action by, any arbitrator, court or other governmental authority, or conflict with, or result in a breach or violation of, any indenture or other agreement or instrument to which FFCA is a party or by which it or its assets are bound.

          (c) This Guaranty has been duly executed and delivered by FFCA and constitutes a valid, legal and binding obligation of FFCA, enforceable against FFCA in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless whether such enforcement is considered in a proceeding in equity or at law.

          (d) No litigation is pending or, to the knowledge of FFCA, threatened against it that, if determined adversely to it, would prohibit FFCA from entering into this Guaranty or that, in FFCA's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of FFCA to perform its obligations under this Guaranty or its financial condition.

          (e) The representations and warranties of FFCA set forth herein shall survive execution and delivery of this Guaranty and shall inure to the Purchaser. Upon discovery of any breach of any of the foregoing representations and warranties, FFCA shall give prompt written notice to the Purchaser.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     Section 4.01 GOVERNING LAW. This Guaranty shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.02 NOTICES. All notices, requests and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by telecopier and confirmed by telephone or in a writing delivered or mailed as aforesaid, (a) in the case of FFCA, to FFCA at The Perimeter Center, 17207 North Perimeter Drive, Scottsdale, Arizona 85255, Attention: Dennis L. Ruben, Esq., telecopy number: (480) 585-2230, telephone number: (480) 585-4500, and (b) in the case of the Purchaser, to the Purchaser at 1201 Third Avenue, Seattle, WA 98101, Attention:
Joseph W. Niemer, mailstop: WMT-1020; telecopy: (206) 554-2696; telephone: (206) 461-4349, with a copy to Ernest R. Johnson, mailstop: WMT-1020, telecopy number:
(206) 554-2967, telephone number: (206) 461-4350; or, as to each such party, to such other address and telecopy number as shall be designated by such person in a written notice to all parties hereto. Any notice required or permitted to be delivered to any party hereunder shall be deemed to have been duly given on the date delivered to or received at the premises of the addressee.

     Section 4.03 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Guaranty shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Guaranty and shall in no way affect the validity or enforceability of the other provisions of this Guaranty.

     Section 4.04 EFFECT OF HEADINGS. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the construction hereof.

     Section 4.05 SUCCESSORS AND ASSIGNS. The provisions of this Guaranty shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     Section 4.06 DISPUTE RESOLUTION. FFCA by execution and delivery of this Guaranty, and the Purchaser by acceptance of this Guaranty, agree that any dispute that arises between them under this Guaranty (but not any dispute in which the Bailee or the Title Company is also a disputant) shall be considered a "Covered Dispute" as defined in the Purchase Agreement and resolved in accordance with the dispute resolution mechanisms set forth in Section 9.10 of the Purchase Agreement. FFCA and the Purchaser shall be bound by the terms of said Section 9.10; be entitled to participate, as a party, in any proceeding commenced under said Section to resolve such a dispute; and be bound by the written decision/award of the arbitration tribunal. At the request of either party hereto, any arbitration proceeding under this Guaranty may be consolidated with any arbitration proceeding pending between the Seller and the Purchaser under the Purchase Agreement, the Master Bailee Agreement or the Master Escrow Agreement if that proceeding arises out of the same facts and circumstances or relates to the same subject matter. Consolidation will be by order of the arbitration tribunal in any of the pending proceedings, or, if the arbitration tribunals fail to make such an order, any party may apply to any court of competent jurisdiction for such an order.

     IN WITNESS WHEREOF, FFCA has caused this Guaranty to be duly executed by an officer as of the day and year first above written.

                                        FRANCHISE FINANCE CORPORATION OF AMERICA


                                        By: /s/ Morton H. Fleischer
                                            ------------------------------------
                                            Name:  Morton H. Fleischer
                                            Title: President

STATE OF Arizona    )
                    )  ss.
COUNTY OF Maricopa  )


     On the 10th day of December, 1999, before me, a notary public in and for said State, personally appeared Morton H. Fleischer, known to me to be the President of Franchise Finance Corporation of America, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of such entity, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             /s/ Deborah Evans
                                             -----------------------------------
                                                        Notary Public

[Notarial Seal]
                                       8